SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 9, 2002

                                  SCIENT, INC.
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)




       Delaware                     333-68402                    58-2643480
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(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                            Identification No.)


                                 79 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003
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               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 500-4900
                        ------------------------------
                        (Registrant's Telephone Number)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On November 7, 2001 iXL Enterprises Inc. ("iXL") and Scient Corporation merged to form Scient, Inc. (the "Company") with trading of Scient, Inc. common stock commencing on November 8, 2001. Immediately prior to the merger the fiscal year end of iXL was December 31 and the year end of Scient Corporation was March
31. Prior to the merger PricewaterhouseCoopers LLP was the independent accountant for both iXL and Scient Corporation and remained the independent accountant for the Company up until January 9, 2002. On January 9, 2002, that firm's appointment as independent accountant was terminated and KPMG LLP was engaged as independent accountant for the Company. The decision to change accountants was approved by the Company's Board of Directors.

      In connection with their audits of the two fiscal years ended December 31, 2000 with respect to iXL and March 31, 2001 with respect to Scient Corporation, and during the subsequent interim period through January 9, 2002, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference thereto in connection with their reports on the financial statements to the subject matter of the disagreements.

      The audit reports of PricewaterhouseCoopers LLP on the financial statements of Scient Corporation as of and for the years ended March 31, 2001 and 2000, respectively, did not contain any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of PricewaterhouseCoopers LLP on the financial statements of iXL as of and for the years ended December 31, 2000 and 1999, respectively, did not contain any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that their report on the financial statements for the year ended December 31, 2000 included an explanatory paragraph regarding iXL's ability to continue as a going concern.

      The Company has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated January 14, 2002, is filed as Exhibit
16.1 to this Form 8-K.

      During the two fiscal years ended December 31, 2000 with respect to iXL, and March 31, 2001 with respect to Scient Corporation, and the subsequent interim period through January 9, 2002, the Company did not consult with KPMG LLP regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements.

ITEM 7.   EXHIBITS.

      (c) Exhibits:

      16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Scient, Inc.


                                    By:   /S/ JACQUES TORTOROLI
                                          -------------------------------------
                                          Jacques Tortoroli
                                          Chief Financial Officer

Dated:  January 16, 2002




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                                  Exhibit Index

      16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.


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